      As filed with the Securities and Exchange Commission on June 4, 2002.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 22, 2002



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


  DELAWARE                           0-25612                                33-0567363
  (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification No.)
  Incorporation)


        4 HUTTON CENTRE DRIVE, SUITE 900
        SANTA ANA, CALIFORNIA                                  92707-8713
        (Address of Principal Executive Offices)               (Zip Code)

                                 (714) 445-4400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

        This Current Report on Form 8-K is filed by Starbase Corporation, a Delaware corporation, in connection with the matters described herein.

ITEM 5. OTHER EVENTS

Effective on May 22, 2002, registrant entered into a definitive agreement to raise approximately $12 million through the sale of convertible preferred stock and warrants to institutional investors in a private placement. Registrant will seek stockholder approval for the financing, which also requires that stockholders approve a one-for-ten reverse stock split, at a special meeting of stockholders to be called for those purposes.

In connection with the financing and giving effect to the reverse stock split, the Company has agreed to issue to the investor group new preferred stock, convertible into between 4.8 and 6 million shares of the Company's common stock, and 5-year warrants to purchase 2.4 million shares of the Company's common stock at $2.50 per share. The Company has agreed to promptly file a proxy statement with the Securities and Exchange Commission detailing all of the terms regarding the proposed financing. The funding is contingent on the approval of the private placement by stockholders and consummation of the reverse split.

The securities to be sold in the contemplated private placement will not be registered under the Securities Act of 1933 and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration statement requirements of the Act.

The proceeds of the financing will be used for working capital and to assure registrant's customers and potential customers that registrant has sufficient financial resources to successfully complete the projects that it is competing for, which are generally complex and relatively long-term.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

99.1 Purchase Agreement dated as of May 22, 2002 between Starbase Corporation and the Investors named on the signature pages thereto.

99.2 Form of Certificate of Designations, Preferences and Rights of Series J Convertible Preferred Stock of Starbase Corporation.

99.3 Form of Warrant to Purchase Starbase Common Stock to be issued to Investors named on the signature pages of the Purchase Agreement attached as Exhibit 99.1.

99.4 Form of Registration Rights Agreement to be entered into between Starbase Corporation and the Investors named on the signature pages of the Purchase Agreement attached as Exhibit 99.1.


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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2002                          STARBASE CORPORATION


                                            By: /s/ Douglas S. Norman
                                                --------------------------
                                            Douglas S. Norman
                                            Chief Financial Officer

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